STOCK PURCHASE AGREEMENT
                            ------------------------


     This Stock Purchase Agreement (the "Agreement") is made and entered into this 31st day of March, 2005, by and among Rick's Cabaret International, Inc., a Texas corporation (the "Company" or "Seller"), and MBG Acquisition LLC, a Delaware limited liability company (the "Buyer").

     WHEREAS,  Seller  owns  1000  shares  of  common stock, $.01 par value (the
"Shares") of RCI Entertainment (Houston), Inc., a Texas corporation ("RCI Houston"), which Shares represent all of the shares of capital stock of RCI Houston presently issued and outstanding; and

     WHEREAS, RCI Houston owns and operates an adult entertainment cabaret (the "Business") known as Rick's Cabaret ("Rick's South") located at 15301 Gulf Freeway, Houston, Texas 77034 (the "Premises").

     WHEREAS, Seller desires to sell the Shares of RCI Houston to Buyer on the terms and conditions set forth herein; and

     WHEREAS, Buyer desires to purchase the Shares of RCI Houston from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                         PURCHASE AND SALE OF THE SHARES

     Section  1.1     Sale  of  the Shares.  Subject to the terms and conditions
                      --------------------
set forth in this Agreement, at the Closing (as hereinafter defined) Seller hereby agrees to sell, transfer, convey and deliver to Buyer all of the Shares, free and clear of all encumbrances, which represents all of the issued and outstanding capital stock of RCI Houston, and shall deliver to Buyer stock certificates representing the Shares, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer.

     Section 1.2     Purchase Price.  As consideration for the purchase of the
                     --------------
Shares, Buyer shall pay to Seller the total consideration of $550,000, which amount shall include all of the sums or "earnest money" deposits previously deposited by Buyer with the Seller to secure performance by the Buyer of its obligations under this Agreement (the "Purchase Price"), payable to Seller by cashier's check, certified funds or wire transfer at the Closing (as hereinafter defined).


                                   ARTICLE II
                                     CLOSING


                        Stock Purchase Agreement - Page 1

     Section  2.1     The Closing.  The closing of the transactions provided for
                      -----------
in this Agreement shall take place on or before March 31, 2005 (the "Closing Date"), at the law offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, or at such other time and place as agreed upon among the parties hereto (the "Closing").

     Section  2.2     Actions  at  the  Closing.  At  the  Closing:
                      -------------------------

               (a) the Buyer shall deliver to the Seller and/or the Company the various certificates, instruments and documents (and shall take the required actions) referred to in Section 5 below;

               (b) the Seller shall deliver to the Buyer the various certificates, instruments and documents (and shall take the required actions) referred to in Section 5 below;

               (c) the Seller shall deliver or cause to be delivered to Buyer originally issued stock certificates representing
                    1,000 shares of common stock of RCI Houston duly endorsed over to the Buyer in a form satisfactory to the Buyer; and

               (d) the payment by Buyer of the unpaid balance of the Purchase Price by cashier's check or wire transfer to the Seller.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                    OF SELLER

     Seller  hereby  represents  and  warrants  to  the  Buyer  as  follows:

     Section  3.1.     Organization,  Good  Standing  and  Qualification.
                       --------------------------------------------------

     (a) RCI Houston (i) is an entity duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to own, operate and lease its properties and to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Seller or RCI Houston, respectively. Exhibit 3.1 sets forth each jurisdiction where the Company is so qualified or licensed to do business.

     (b) The authorized capital stock of RCI Houston consists of 1,000 shares of common stock, $.01 par value, of which 1,000 shares are validly issued and outstanding. There are no shares of preferred stock authorized or issued and there is no other class of capital stock authorized or issued by RCI Houston. All of the issued and outstanding shares of common stock of RCI Houston are owned by Seller and are fully paid and non-assessable. None of the shares issued are in violation of any preemptive rights. RCI Houston has no obligation to repurchase, reacquire, or redeem any of its outstanding capital stock. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of RCI Houston, there are no


                        Stock Purchase Agreement - Page 2
outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating RCI Houston to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of RCI Houston.

     Section  3.2     Ownership of the Shares.  Seller owns, beneficially and of
                      -----------------------
record, all of the Shares of RCI Houston free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Shares to Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  3.3     Authorization.  The  Seller  has  all  requisite corporate
                      -------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement have been taken by the Seller. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Seller enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  3.4     Consents.  No  consent  of,  approval  by,  order  or
                      --------
authorization  of,  or  registration, declaration or filing by the Seller or RCI
Houston with any court or any governmental or regulatory agency or authority having jurisdiction over the Seller or any of its property or assets is required on the part of the Seller or RCI Houston (a) in connection with the consummation of the transactions contemplated by this Agreement or (b) as a condition to the legality, validity or enforceability as against the Company of this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of RCI Houston. Except for the landlord's consent, no consent or approval of any other third party is required in connection with the execution, delivery and performance by the Seller of this Agreement.

     Section  3.5     Litigation.  Except  as set forth in Exhibit 3.5, there is
                      ----------
no claim, suit, arbitration, investigation, judgment, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of Seller's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon RCI Houston or the transfer by Seller to Buyer of the Shares under this Agreement.

     Section  3.6     Taxes.  RCI  Houston  has  timely and accurately filed all
                      -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns and any taxes required to have been


                        Stock Purchase Agreement - Page 3
withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor. RCI Houston has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by RCI Houston with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. RCI Houston does not have knowledge of any actions by any taxing authority in connection with assessing additional taxes against or in respect of it for any past period. There are no agreements between RCI Houston and any taxing authority waiving or extending any statute of limitations with respect to any tax return.

     Section  3.7     Financial  Statements.  Seller  has delivered to Buyer the
                      ---------------------
unaudited balance sheet of RCI Houston as of September 30, 2003 and 2004 and the unaudited balance sheet for the quarter ended December 31, 2004, together with the related unaudited statements of income, for the year, or quarter, then ended, for RCI Houston (collectively, the "Financial Statements"). Such Financial Statements, are in accordance with the books and records of RCI Houston and fairly represent the financial position of RCI Houston and the results of operations of RCI Houston as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, RCI Houston, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, Seller represents there have been no adverse changes in the financial condition or other operations, business, properties or assets of RCI Houston in excess of $50,000 from that reflected in the latest financial statements of RCI Houston as furnished pursuant to this Agreement.

     Section  3.8     Labor  Matters.  RCI  Houston  is not a party or otherwise
                      --------------
subject to any collective bargaining agreement with any labor union or association. RCI Houston is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of RCI Houston. RCI Houston is not a party to any employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or any other fringe or employee benefit plan, programs or arrangements.

     Section  3.9     Compliance with Laws; Permits.  (a) Except as set forth in
                      -----------------------------
Exhibit 3.9(a), RCI Houston is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of their businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties or condition (financial or otherwise) of RCI Houston. (b) Except as set forth in Exhibit 3.9(b), RCI Houston owns, holds, possesses or lawfully uses in the operation of its business all permits and licenses which are in any manner necessary for it to conduct its business as now or previously conducted. All such permits and licenses are listed and described on Exhibit 3.9(b).

     Section  3.10     No  Conflicts.  Except  as  listed  on  Exhibit 3.10, the
                       -------------
execution and delivery by the Company of this Agreement does not, and the performance and consummation by the Company


                        Stock Purchase Agreement - Page 4
of the transactions contemplated hereby will not (i) conflict with the articles of incorporation or bylaws of the Company or RCI Houston; (ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which RCI Houston is a party or by which RCI Houston's assets or properties are bound; (iii) result in the creation of any encumbrance on any of the assets or properties of RCI Houston; or (iv) violate any law, rule, regulation or order applicable to RCI Houston or any of RCI Houston's assets or properties.

     Section  3.11     Title  to Properties; Encumbrances.  RCI Houston has good
                       ----------------------------------
and marketable title to all of the personal property and assets, that are used in the business that are material to the condition (financial or otherwise), business, operations or prospects of RCI Houston, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of RCI Houston, (ii) any and all intellectual property rights of the Seller, including but not limited to any and all copyrights, trademarks, tradenames, tradedress, servicemarks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) associated with or used in connection with the operation or business of Rick's Cabaret International, Inc., which may have been previously used by RCI Houston, for which RCI Houston has no rights (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby. RCI Houston does not own any real property.

     Section  3.12     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, neither Seller nor RCI Houston is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of RCI Houston, (ii) the sale of any of the assets of RCI Houston except in the ordinary course of business, or (iii) the sale of any outstanding capital stock of RCI Houston.

     Section 3.13     Contracts and Leases.  Except as disclosed in Exhibit
                      --------------------
3.13, RCI Houston (i) has no leases of personal property relating to the assets of the Company, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the assets of the Company, whether written or oral; and
(iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Company. Other than as contemplated by this Agreement, as of the Closing Date, there will not be any lease agreements for the Premises where Rick's South is located. RCI Houston has provided Buyer with a copy of each and every material contract, lease or other document relating to the assets of RCI Houston. All such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of RCI Houston and the other respective parties thereto and are enforceable in accordance with their terms. Seller has no knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents.


                        Stock Purchase Agreement - Page 5

     Section 3.14     Material Agreements; Action  There are no material
                      ---------------------------
contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which RCI Houston is a party or by which it is bound that involve or relate to: (i) any of the respective officers, directors, stockholders or partners of RCI Houston; (ii) the sale of any of the assets of RCI Houston other than in the ordinary course of business; (iii) the acquisition by RCI Houston of any operating business or the capital stock of any other Person; or (iv) the borrowing of money.

     Section  3.15     No  Default.  RCI  Houston is not (a) in violation of any
                       -----------
provision of its articles of incorporation or bylaws or (b) in default under any term or condition of (i) any instrument evidencing, creating or securing any indebtedness of RCI Houston, and there has been no default in any material obligation to be performed by RCI Houston under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has RCI Houston waived any material right under any such contract, lease, agreement, commitment or undertaking or
(ii) except as set forth in Exhibit 3.15, any judicial or governmental decree or order applicable to RCI Houston.

     Section  3.16     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books and other records of RCI Houston are accurate and complete and have been maintained in accordance with sound business practices.

     Section  3.17     Insurance Policies.  Copies  of  all  insurance policies
                       -----------------
maintained by RCI Houston relating to the operation of Rick's South have been delivered to Buyer. The policies of insurance held by RCI Houston are in such amounts, and insure against such losses and risks, as RCI Houston reasonably deems appropriate for its property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     Section  3.18      Disclosure.  No  representation  or  warranty  of Seller
                        ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.19     Brokerage  Commission.  No broker or finder has acted for
                       ---------------------
the Seller, or RCI Houston in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller or RCI Houston.

     Section 3.20     Environmental.  RCI Houston has not received any citation,
                      -------------
directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit relating to any environmental issue arising out of the ownership or occupation of the Property.

     Section 3.21     Banks and Brokerage Accounts.  Exhibit 3.21 sets forth (a)
                      ----------------------------
a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which RCI Houston has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number


                        Stock Purchase Agreement - Page 6
and the names of the respective officers, employees, agents or other similar representatives of RCI Houston having signatory power with respect thereto.

     Section  3.22     Intellectual  Property.  Neither  RCI  Houston  nor  the
                       ----------------------
conduct of the Business as heretofore or presently conducted up to the Closing Date by the Seller infringes or misappropriates any Proprietary Right of any third party, violates the privacy rights of any third party, or breaches any license or other agreement a Seller has with any third party.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                    OF BUYER

     Buyer  hereby  represents  and  warrants  to  Seller  as  follows:

     Section  4.1     Organization,  Good Standing and Qualification.  Buyer (i)
                      -----------------------------------------------
is an entity duly organized, validly existing and in good standing under the laws of the state of Delaware, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Buyer.

     Section  4.2     Authorization.  Buyer  is a limited liability company duly
                      -------------
organized in the state of Delaware and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of Buyer in connection with the execution and delivery by Buyer of this Agreement or the consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  4.4     No  Rights  to  Intellectual  Property  of  Seller.  Buyer
                      --------------------------------------------------
acknowledges and represents that by the purchase of RCI Houston that it will not acquire and it will not have any right, title or interest in and to any and all intellectual property of the Seller, including but not limited to any and all copyrights, trademarks, tradenames, tradedress, servicemarks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) associated with or used in connection with the operation or business of Rick's Cabaret International, Inc., which may have been previously used by RCI Houston for which RCI Houston has no rights and, further, represents that it will cease using the name Rick's Cabaret International, Inc. or any derivative thereof immediately subsequent to the Closing.


                        Stock Purchase Agreement - Page 7

     Section  4.5      Disclosure.  No  representation  or  warranty  of  Buyer
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.6     Brokerage  Commission.  No  broker or finder has acted for
                      ---------------------
the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.

                                    ARTICLE V
                              CONDITIONS TO CLOSING

     The obligations of the parties to effect the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions:

     Section  5.1     Conditions  to  Obligations  of  Buyer.
                      --------------------------------------

          (a)     Representations  and  Warranties  of  the  Seller.  The
                  -------------------------------------------------
representations and warranties of RCI Houston and the Seller shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Resolutions.  Seller  shall deliver resolutions of the Seller,
                  -----------
which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (c)     Third-Party  Consents.  Any  and  all  consents  or  waivers
                  ---------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (d)     Satisfactory  Diligence.  Buyer  shall  have concluded its due
                  -----------------------
diligence investigation of RCI Houston and its assets and properties and all other matters related to the foregoing, and shall be satisfied, in its absolute and sole discretion, with the results thereof.

          (e)     No  Actions  or  Proceedings.  No  claim,  action,  suit,
                  ----------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (f)     Government  Approvals.  All authorizations, permits, consents,
                  ---------------------
orders, licenses or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (g)     Landlord  Consent.  The Landlord of the Premises shall consent
                  -----------------
in  writing  to  the transfer of the Shares to the Buyer at the time of Closing.

     Section  5.2     Conditions  to  Obligations  of RCI Houston and the Seller
                      ----------------------------------------------------------


                        Stock Purchase Agreement - Page 8

          (a)     Representations,  Warranties  and  Agreements  of Buyers.  The
                  --------------------------------------------------------
representations and warranties of Buyer shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Resolutions.  Buyer  shall  deliver  resolutions of the Buyer,
                  -----------
which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (c)     Resignation of Officer.  Eric Langan shall have resigned as an
                  ----------------------
officer  and  director  of  RCI  Houston.

          (d)     Third-Party  Consents.  Any  and  all  consents  or  waivers
                  ---------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (e)     No  Actions  or  Proceedings.  No  claim,  action,  suit,
                  ----------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (f)     Government  Approvals.  All authorizations, permits, consents,
                  ---------------------
orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (g)     Landlord  Consent.  The Landlord of the Premises shall consent
                  -----------------
in  writing  to  the transfer of the Shares to the Buyer at the time of Closing.


                                   ARTICLE VI
                                 INDEMNIFICATION

     Section  6.1     Indemnification  from Seller.  Seller hereby agrees to and
                      ----------------------------
shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, employees, affiliates, agents, legal counsel successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any of the Buyer Group arising from: (a) any material misrepresentation by, or material breach of any covenant or warranty of Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by Seller hereunder; (b) any nonfulfillment of any material agreement on the part of Seller under this Agreement; or (c) any suit, action, proceeding, claim or investigation against Buyer which arises from or which is based upon or pertaining to Seller's conduct or the operation or liabilities of the business of RCI Houston prior to the Closing Date (including expenses and liabilities incurred in the ordinary course of business, regardless to whether such expenses or liabilities are accrued on the Financial Statements).


                        Stock Purchase Agreement - Page 9

     Section  6.2     Indemnification  from  Buyer.  Buyer  agrees  to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, employees, agents, affiliates, legal counsel, successors and assigns (collectively, the "Seller's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) suffered or incurred by any of the Seller's Group, arising from (a) any material misrepresentation by, or material breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; (b) any nonfulfillment of any material agreement on the part of Buyer under this Agreement; or (c) any suit, action, proceeding, claim or investigation against Seller which arises from or which is based upon or pertaining to Buyer's conduct or the operation or liabilities of the business of Buyer subsequent to the Closing Date.

     Section  6.3     Defense  of  Claims.
                      -------------------

     (a) If any indemnitee receives notice of assertion or commencement of any claim, action or proceeding made or brought by any person or entity who or which is not a party to this Agreement or an affiliate of a party to this Agreement ("Third Party Claim") against such indemnitee with respect to which an indemnifying party is obligated to provide indemnification under this Agreement, the indemnitee will give such indemnifying party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third Party Claim. Such notice will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the indemnitee. The indemnifying party will have the right to participate in, or, by giving written notice to the indemnitee, to assume, the defense of any Third Party Claim at such indemnifying party's own expense and by such indemnifying party's own counsel (reasonably satisfactory to the indemnitee), and the indemnitee will cooperate in good faith in such defense.

     (b) If, within ten (10) calendar days after giving notice of a Third Party Claim to an indemnifying party pursuant to Section 5.3(a), an indemnitee receives written notice from the indemnifying party that the indemnifying party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 5.3(a), the indemnifying party will not be liable for any legal expenses subsequently incurred by the indemnitee in connection with the defense thereof; provided, however, that if the indemnifying party fails to take reasonable steps necessary to defend diligently such Third Party Claim within ten (10) calendar days after receiving written notice from the indemnitee that the indemnitee believes the indemnifying party has failed to take such steps or if the indemnifying party has not undertaken fully to indemnify the indemnitee in respect of all Indemnifiable Losses relating to the matter, the indemnitee may assume its own defense, and the indemnifying party will be liable for all reasonable costs or expenses paid or incurred in connection therewith. Without the prior written consent of the indemnitee, the indemnifying party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the indemnitee for which the indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to


                       Stock Purchase Agreement - Page 10
liability or the creation of a financial or other obligation on the part of the indemnitee for which the indemnitee is not entitled to indemnification hereunder and the indemnifying party desires to accept and agree to such offer, the Indemnifying party will give written notice to the indemnitee to that effect. If the indemnitee fails to consent to such firm offer within ten (10) calendar days after its receipt of such notice, the indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the indemnifying party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the indemnitee through the end of such ten calendar day period.

     (c) A failure to give timely notice or to include any specified information in any notice as provided in Sections 6.3(a) or 6.3(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise damaged as a result of such failure.

     (d) The indemnifying party will have a period of thirty (30) calendar days within which to respond in writing to any claim by an indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a "Direct Claim"). If the indemnifying party does not so respond within such thirty (30) calendar day period, the indemnifying party will be deemed to have rejected such claim, in which event the indemnitee will be free to pursue such remedies as may be available to the indemnitee on the terms and subject to the provisions of this Article VI.

     (e) If the amount of any Indemnifiable Loss, at any time subsequent to the making of an indemnity payment, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by or against any other entity, the amount of such reduction, less any costs, expenses, premiums or taxes incurred in connection therewith (together with interest thereon from the date of payment thereof at the annualized rate of interest equal to the "prime" or "reference" rate of interest as publicly announced by Chemical Bank, N.A. and in effect from time to time during the relevant period, calculated on the basis of the actual number of days elapsed over 365) will promptly be repaid by the indemnitee to the indemnifying party. Upon making any indemnity payment the indemnifying party will, to the extent of such indemnity payment, be subrogated to all rights of the indemnitee against any third party that is not an affiliate of the indemnitee in respect of the Indemnifiable Loss to which the indemnity payment related; provided, however, that (i) the indemnifying party shall then be in compliance with its obligations under this Agreement in respect of such Indemnifiable Loss and (ii) until the indemnitee recovers fully payment of its Indemnifiable Loss, any and all claims of the indemnifying party against any such third party on account of said indemnity Payment will be subrogated and subordinated in right of payment to the indemnitee's rights against such third party. Without limiting the generality or effect of any other provision hereof, each such indemnitee and indemnifying party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights.

     Section  6.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto)


                       Stock Purchase Agreement - Page 11
and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

     Section 6.5     Termination.  Indemnification obligations of the Seller and
                     -----------
the  Buyer  shall  terminate  fifteen  (15)  months  after  the date of Closing.


                                   ARTICLE VII
                                  MISCELLANEOUS

     Section  7.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                      ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  7.2     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a) if to the Seller:           Rick's Cabaret International, Inc.
                                     10959 Cutten Road
                                     Houston, Texas 77066

          with a copy to:            Robert D. Axelrod
                                     Axelrod, Smith & Kirshbaum
                                     5300 Memorial Drive, Ste. 700
                                     Houston, Texas 77007

          (b) if to Buyer:           Mike McCombs
                                     15301 Gulf Freeway
                                     Houston, Texas 77034

               with a copy to:       Mike Forshey
                                     Patton Boggs LLP
                                     2001 Ross Avenue, Suite 3000
                                     Dallas, Texas 75201


                       Stock Purchase Agreement - Page 12

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  7.3     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  7.4     Assignment;  Successors  and Assigns.  Except as otherwise
                      -----------  -----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section 7.5     Public Announcements.   The parties hereto agree that prior
                     --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  7.6     Entire  Agreement.  This Agreement and the other documents
                      -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  7.7     Jurisdiction.  This  Agreement  shall  be governed by, and
                      ------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. The parties agree that venue for purposes of construing or enforcing this Agreement shall be proper in Harris County, Texas.

     Section  7.8     Counterparts  and  Facsimiles.  This  Agreement  may  be
                      -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature


                       Stock Purchase Agreement - Page 13
shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  7.9     Costs  and  Expenses.   Each  party  shall  pay  their own
                      --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  7.10     Section Headings.  The section and subsection headings in
                       ----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  7.11     No  Third-Party Beneficiaries.  Nothing in this Agreement
                       -----------------------------
will confer any third party beneficiary or other rights upon any person (specifically including any employees of RCI Houston) or any entity that is not a party to this Agreement.

     Section  7.12    Attorneys' Review.  In connection with the negotiation and
                      -----------------
drafting of this Agreement, the parties represent and warrant to each other they they have had the opportunity to be advised by attorneys of their own choice.

     Section  7.13     Further  Assurances.  Each  party  covenants  that at any
                       -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  7.14     Exhibits  Not Attached.  Any exhibits not attached hereto
                       ----------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

                         [SIGNATURES ON FOLLOWING PAGE]


                       Stock Purchase Agreement - Page 14

     IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement to become effective as of the date first set forth above.

                                           RICK'S  CABARET  INTERNATIONAL,  INC.


                                            /s/  Eric  Langan
                                           -------------------------------------
                                           By:  Eric  Langan,  President
                                           Date:  March  31,  2005
                                                  ------------------------------


                                           MGB  ACQUISITION,  LLC


                                            /s  Michael  McCombs
                                           -------------------------------------
                                           By:  Michael  McCombs
                                           Date:  March  31,  2005
                                                  ------------------------------


                       Stock Purchase Agreement - Page 15